ACQUISITIONS	12 Months Ended
Dec. 31, 2017
ACQUISITIONS [Abstract]
ACQUISITIONS
3.	ACQUISITIONS

(i) Reverse Acquisition

On February 6, 2015, the Group completed the acquisition of the Q CELLS Group from Hanwha Solar in an all-stock transaction. Following the acquisition, the Group was able to achieve a greater degree of operating efficiency and strengthen its market position. The Group issued 3,701,145,330 of its ordinary shares to Hanwha Solar in exchange for the transfer of 100% of the outstanding share capital of Q CELLS by Hanwha Solar to the Group and Q CELLS became the Group’s wholly-owned subsidiary. As a result of the Transaction, Hanwha Solar’s ownership of the Group’s ordinary shares increased from 45.7% to 94.0%.

Fair Value of Assets and Liabilities Acquired

The following table summarizes the calculation of the fair value of the total consideration transferred and the amounts recognized as of the Transaction Date (in millions of $, except shares and stock price):

Calculation of consideration transferred

The Company’s shares outstanding	457,980,262
The Company’s closing stock price at February 6, 2015	$0.22
Consideration attributable to common stock	100.8
Pre-existing amount due from Q CELLS Group to SolarOne Group	5.0

Total consideration transferred	95.8

Assets acquired and liabilities assumed

Cash and cash equivalents	70.2
Accounts receivable	156.5
Other current assets	408.3
Fixed assets	614.5
Land use rights	54.9
Other long-term assets	8.9
Total assets acquired	1,313.3

Short-term debt	219.4
Current portion of long-term debt	351.6
Other current liabilities	394.2
Long-term debt, net of current portion	248.6
Other long-term liabilities	4.8
Total liabilities assumed	1,218.6

Total net identifiable assets acquired	94.7
Goodwill arising on acquisition	1.1
Purchase consideration transferred	95.8

The net purchase consideration of the Transaction is determined as the value of equity of the accounting acquiree (in this case, the Company, the legal acquirer), adjusted by the settlement of the pre-existing relationship at the acquisition date. Consequently, the net purchase consideration is $95.8 million, which is the difference between (i) the value of the Company’s equity of $100.8 million using its closing stock price on February 6, 2015 of $ 11.00 per ADS (as retrospectively adjusted to reflect the current ADS to ordinary share ratio of one ADS to 50 ordinary shares effective on June 15, 2015) and (ii) the net balance of $5.0 million of the pre-existing receivables and payables that are due from the Q CELLS Group to the SolarOne Group.

The purchase price allocation described above was determined with the assistance of a third party valuation firm. The valuation report utilizes and considers generally accepted valuation methodologies such as the income, market and cost approach. As a result of the valuation, the fair value of the acquired assets and liabilities, other than the fixed assets and the land use rights, approximates their carrying values. Adjustments of $117.6 million and $12.6 million were recorded to decrease and increase the carrying values of the SolarOne Group’s fixed assets as well as land use rights, to their fair values, respectively. Specifically, the valuation of the SolarOne Group’s fixed assets and land use rights were performed using the depreciated replacement cost method, accompanied by an economic obsolescence factor derived from a profitability test.

Goodwill is primarily attributed to expected synergies from combining the Q CELL Group’s and the SolarOne Group’s existing businesses, including, but not limited to, expected cost synergies from overhead savings resulting from streamlining certain redundant corporate functions, improved operating efficiencies, including provision of certain corporate level administrative and support functions at a lower cost. The Group also anticipates opportunities for growth through expanded geographic and customer segment diversity and the ability to leverage additional brands. The acquired goodwill is not deductible for income tax purposes.

The amount of net sales and net income of the SolarOne Group included in the Group’s consolidated statement of comprehensive income or loss from the acquisition date of February 6, 2015 to December 31, 2015 are as follows:

In millions of $	For the year ended December 31,
2015

Net revenues	1,280.2
Net income	29.8
Total comprehensive loss	3.9

Unaudited pro forma consolidated financial information

The following unaudited pro forma consolidated financial information for the years ended December 31, 2014 and 2015 are presented as if the Transaction had occurred as of January 1, 2014. These pro forma results have been prepared for comparative purposes only and do not purport to be indicative of what operating results would have been had the acquisition actually taken place on the date indicated. The pro forma adjustments are based on available information and certain assumptions the management believes are reasonable.

In millions of $	For the year ended December 31,
	2014	2015

Net revenues	1,464.1	1,831.3
Net income (loss)	(90.5)	29.8
Income (loss) per share – basic	$(0.02)	$0.01

These amounts have been computed after applying the effects of the Group’s accounting policies.

Transaction Expenses

Advisory, financing, integration and other transaction costs directly related to the Transaction totaled $3.2 million for the year ended December 31, 2015.

(ii) Acquisition of Variable Interest Entities

VIEs are entities with any of the following characteristics: (i) the entity does not have enough equity to finance its activities without additional financial support (ii) the equity holders, as a group, lack the characteristics of a controlling financial interest or (iii) the entity is structured with non-substantive voting rights.

As of December 31, 2017, we were entitled to substantially all of the economic interests of five holdings companies in Turkey, each of which owned special purpose vehicles, by means of a usufruct contract. While we did have any ownership interest in the five holdings and their special purpose vehicles, the usufruct contract enabled us to make decisions over the activities that most significantly impacted the economic performance of the holding companies and their respective special purpose vehicles. Our assessment concluded that our financial interest as whole creates a variable interest in the five holding companies as variable interest entities. In addition, for the abovementioned reasons we concluded that we were the primary beneficiary of the five holding companies and thus the five holding companies and their respective special purpose vehicles in consolidation were accounted for as consolidated VIEs for the year ended December 31, 2017.

Name of the entity	Date of incorporation/ establishment	Place of incorporation/ establishment	Principal activities

Aslan Günes Enerjisi A.S.	June 3, 2015	Turkey	Operation of Special Purpose Vehicle

Hiprom Enerji Yatirimlari A.S.	January 14, 2015	Turkey	Operation of Special Purpose Vehicle

Fior Günes Enerjisi Anonim Sirketi	December 8, 2015	Turkey	Operation of Special Purpose Vehicle

Ulu Günes Enerjisi Anonim Sirketi	December 8, 2015	Turkey	Operation of Special Purpose Vehicle

Uno Enerji Anonim Sirketi	November 24, 2015	Turkey	Operation of Special Purpose Vehicle

In Turkey, foreign company is limited to operate solar power project. In order to facilitate the solicitation of project more efficiently by local business professionals with access to developers and other stakeholders, and this is important within, a very fast moving solar energy business in Turkey, the Group found a partnership with shareholders of Variable Interests Entities(“VIEs”) through proxy agreement and usufruct agreement.

The operational capital of the VIEs was mainly funded by the Group through loans extended to the authorized individuals who were the shareholders of the VIEs. The Group subsequently entered into usufruct agreement with the shareholders of the VIEs through the Group’s subsidiaries (“Primary Beneficiaries”), which give the Primary Beneficiaries the power to direct the activities that most significantly affect the economic performance of the VIEs and to acquire the equity interests in the VIEs when permitted by the Turkey laws. This usufruct agreement obligates the Primary Beneficiaries to absorb losses of the VIEs’ that could potentially be significant to the VIEs or entitle the Primary Beneficiaries to receive economic benefits from the VIEs that could potentially be significant to the VIEs.

Despite the lack of technical majority ownership, there exists a parent-subsidiary relationship between the Primary Beneficiaries and the VIEs through the aforementioned agreements with the shareholders of the VIEs. The shareholders of the VIEs solely assigned all of their voting rights underlying their equity interest in the VIEs to the Primary Beneficiaries. Based on these contractual arrangements, the Company consolidates the VIEs as required by ASC topic 810, Consolidation, because the Company holds all the variable interests of the VIEs through the Primary Beneficiaries.

Loan Agreements

Pursuant to loan agreements amongst the VIEs provided loans with an aggregate amount of $24.6 million to the VIEs solely to fund the capitalization of VIEs. The terms of the loan agreements will expire on June 30, 2019 at the earliest and can be extended with the written consent of both parties before its expiration.

Proxy Agreement/Usufruct Agreement

Pursuant to the proxy agreement signed in December, 2017 between the shareholders of VIE and Primary Beneficiaries agreed to grant all the rights to exercise their voting power and any other rights as shareholders of VIEs. The proxy agreement would be in effect for an unlimited term unless terminated in writing by Primary Beneficiaries earlier. The power of attorney would be in effect for as long as the shareholders of VIEs hold any equity interests in VIEs.

The fair value of the consideration transferred, assets acquired and liabilities assumed are as follows:

(In millions of $)	Amount
Consideration transferred(*1)	24.6
Identifiable assets acquired and liabilities assumed:
Cash and cash equivalents	0.3
Inventories	0.4
Account Receivables	0.6
Other current assets	1.2
Property, plant and equipment	18.5
Other non-current assets	0.2
Account Payables	(15.8)
Other current liabilities	(0.2)
Identifiable net asset	5.2
Intangible Assets(*)	11.9
Goodwill (*2)	7.5

(*1) Consideration transferred is equal to the loan amount abovementioned in Loan Agreement.

(*2) The fair value measurements utilize estimates based on key assumptions of the acquisition, and historical and current market data. In order to ultimately determine the fair values of intangible assets acquired for VIEs, the Group may engage a third party independent valuation specialist, however as of the date of this report, the valuation has not been completed due to the Group’s ongoing assessment of information available from each VIE and related project . The preliminary allocation of the purchase price is based on the best information available and the Group plans to update once the pending valuation of intangible assets is completed. ASC 805-10-25-13 requires that, if the initial accounting for a business combination is incomplete at the end of the reporting period in which the combination occurs, the acquirer shall report in its financial statements provisional amounts for the items for which the accounting is incomplete.

As of December 31, 2017, the carrying amounts and classifications of the consolidated VIEs' assets and liabilities included in the Group's consolidated balance sheet are as follows:

In millions of $	As of December 31, 2017
Current assets:
Cash and cash equivalents	0.3
Inventories	0.4
Account Receivables	0.6
Other current assets	1.2

Total current assets	2.5

Non-current assets:
Property, plant and equipment	18.5
Intangible assets	11.9
other non-current assets	0.2

Total non-current assets	30.6

Total assets	33.1

Current liabilities:
Account Payables	15.8
Other current liabilities	0.2

Total current liabilities	16.0

Total liabilities	16.0

The carrying amounts of the assets and liabilities of our VIEs are subject to adjustment within one-year measurement period per ASC 805-20-30-1.

During the measurement period (which is the period required to obtain all necessary information that existed at the acquisition date, or to conclude that such information is unavailable, not to exceed one year), additional assets or liabilities may be recognized, or there could be changes to the amounts of assets or liabilities previously recognized on a preliminary basis, if new information is obtained about facts and circumstances that existed as of the acquisition date that, if known, would have resulted in the recognition of those assets or liabilities as of that date. The Group expects the purchase price allocations for the acquisition of VIEs to be completed by the end of the second quarter of fiscal year 2018.